UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual

Report

2004

DECEMBER 31, 2004

♦	LARGE CAP
GROWTH	FUND

MORNING EDITION.—NEW YORK,
SAGAX.Q
11.93 +.16
SINAX.Q
21.99 +.41
13.02
J. K. RICE, JR. & CO.

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

DEAR SHAREHOLDER,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indexes reported reasonable gains for 2004 and several indexes recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics, and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, health care, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the broad U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board (“Fed”)i continued to incrementally raise the federal funds rate.ii

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends. Although a series of one-off events — surging oil prices, hurricanes, and the waning effects of 2002-2003 tax cuts, among others — likely restrained growth in 2004, the economy proved resilient enough to grow an average of 4% over the past four quarters.iii

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUND

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 25, 2005

SPECIAL SHAREHOLDER NOTICE

The Board of Directors has approved an amendment to add breakpoints to the management fee payable by Salomon Brothers Variable Large Cap Growth Fund to Salomon Brothers Asset Management Inc. Effective August 1, 2004, the management fee, which is calculated daily and payable monthly, is calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Fee
First $5 Billion	0.700%
Next $2.5 Billion	0.700%
Next $2.5 Billion	0.675%
Over $10 Billion	0.650%

Effective August 1, 2004, the fund pays an administration fee at an annual rate of 0.05% of the average daily net assets up to $5 billion, 0.025% for the next $5 billion, and 0.00% over $10 billion. The terms of the amended Administration Agreement are the same in all other material respects as those of the former Administration Agreement.

The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies with large market capitalizations and related investments. Effective November 1, 2004, the fund defines large capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Index.iv Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

MARKET REVIEW

The past year in the large cap market was book-ended by two powerful rallies, with a weak market trading in a limited range for most of the middle period. At the start of the 12-month period in January of 2004, the stock market was experiencing a strong rally that saw both stock prices and investors’ expectations rise broadly. Coming off the market bottom set during the preceding three-year recession, improving economic indicators and corporate earnings news, along with surprisingly strong gross domestic product (“GDP”)v growth figures, combined to produce gains in the fourth quarter of 2003 for most market sectors.

Mixed economic data and increasing concerns about the job market dampened the rally soon after the start of 2004 and the stock market started to slow. Uncertainty over the geopolitical situation, concerns about rising short-term interest rates and questions about the U.S. presidential race kept both businesses and many investors on the sidelines.

After supporting much of the economy through the preceding recession and into the new year, consumers began to show signs of fatigue as the benefits of the prior year’s tax changes and the mortgage refinancing boom began to diminish. In the third quarter, record-high oil prices impacted consumers and businesses at the gas pump, which helped drive most of the market down, with the notable exception of the energy sector. However, in the fourth quarter, following the election and a break in oil prices from their recent highs, the broad market again turned upwards and rallied strongly through the end of the year.

For much of the past year, large cap growth stocks in general trailed other sectors of the market. Mid- and small-cap stocks led for most of the year, generally outperforming large-caps. Within the large-cap market, value-oriented stocks strongly outperformed growth-oriented stocks.

PERFORMANCE UPDATE1

For the 12 months ended December 31, 2004, Class I shares of the Salomon Brothers Variable Large Cap Growth Fund returned 0.51%. These shares underperformed the fund’s unmanaged benchmark, the Russell 1000 Growth Index,vi which returned 6.30% for the same period. In comparison, the Lipper Variable Large-Cap Growth Funds Category Average2 was 8.04%.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(unaudited)

	6 Months	12 Months

Variable Large Cap Growth Fund — Class I Shares	-0.76%	0.51%

Russell 1000 Growth Index	3.47%	6.30%

Lipper Variable Large-Cap Growth Funds Category Average	5.36%	8.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 172 funds for the six-month period and among the 171 funds for the 12-month period in the fund’s Lipper category.

FUND OVERVIEW

Both stock selection and sector allocation had a negative effect on fund performance in comparison to the benchmark, with the majority of underperformance due to stock selection in the consumer discretionary, information technology and financials sectors. Portfolio underweights in the energy and industrials sectors also detracted from performance. Both stock selection and sector allocation in the consumer staples and health cares sectors were positive contributors.

CONTRIBUTORS TO PERFORMANCE

The leading stock contributor during the past year was the fund’s holding in biotechnology company Biogen Idec Inc. in health care. Other significant contributors included holdings in wireless communications equipment maker Motorola Inc. in information technology, home improvement chain The Home Depot Inc. in consumer discretionary, computer networking equipment maker Juniper Networks Inc. in information technology and shaving and consumer product producer Gillette Co. in consumer staples. The fund maintained its positions in all five stocks at the close of the period.

DETRACTORS FROM PERFORMANCE

Major stock detractors came from the information technology and health care sectors. Semiconductor producer Intel Corp. in information technology was the leading detractor.

Other significant detractors included online retailer Amazon.com Inc. in consumer discretionary, along with two health care stocks, pharmaceutical companies Merck & Co. Inc. and Pfizer Inc., and telecommunications equipment maker CIENA Corp. in information technology. The fund sold its holdings in Merck & Co. during the year, but continued to hold positions in the four other leading detractors as of the end of December.

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 171 funds in the fund’s Lipper category.

PORTFOLIO UPDATE

At the close of the period, the fund was overweight in consumer discretionary, financials and information technology, underweight in consumer staples, health care and industrials, with no significant holdings in energy, materials or telecommunications services. As of the end of December, the fund’s top ten holdings were Amazon.com, Time Warner Inc., Berkshire Hathaway Inc., The Home Depot Inc., The Gillette Co., Genentech Inc., Merrill Lynch & Co., Inc., Dell Inc., Amgen Inc., and IAC/InterActiveCorp.

Thank you for your investment in the Salomon Brothers Variable Large Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Alan J. Blake

Portfolio Manager

January 25, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Amazon.com, Inc. (5.2%), Time Warner, Inc. (4.4%), Berkshire Hathaway Inc., Class A Shares (4.4%), The Home Depot, Inc. (4.2%), The Gillette Co. (4.2%), Genentech, Inc. (4.1%), Merrill Lynch & Co., Inc. (3.9%), Dell Inc. (3.8%), Amgen Inc. (3.8%), IAC/InterActive Corp (3.6%). Please refer to pages 10 and 11 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology (30.1%); Healthcare (19.4%); Consumer Discretionary (18.6%); Financials (14.0%); Consumer Staples (9.8%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in securities of foreign issuers, including emerging markets, involve risks beyond those inherent in domestic investments. Foreign investments are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	As measured by gross domestic product (“GDP”), the market value of goods and services produced by labor and property in a given country. Source: Bureau of Economic Analysis, U.S. Department of Commerce, December 22, 2004.
iv	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
[v]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
vi	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Fund at a Glance

(unaudited)

Fund Expenses

(unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	(0.76)%	$1,000.00	$992.40	1.00%	$5.01
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Fund Expenses

(unaudited) (continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,020.11	1.00%	$5.08
(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The following graph depicts the performance of the Large Cap Growth Fund — Class I Shares versus the Russell 1000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return — Class I Shares(1) (unaudited)

Twelve Months Ended 12/31/04	0.51%
4/30/02* through 12/31/04	6.17

Cumulative Total Return — Class I Shares(1) (unaudited)

4/30/02* through 12/31/04	17.33%
(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

Schedule of Investments

December 31, 2004

Shares	Security	Value
COMMON STOCK — 94.9%
CONSUMER DISCRETIONARY — 18.6%
Internet and Catalog Retail — 5.2%
19,020	Amazon.com, Inc.†	$842,396

Media — 9.0%
36,320	Time Warner Inc.†	706,061
8,300	Viacom Inc., Class B Shares	302,037
15,680	The Walt Disney Co.	435,904

		1,444,002

Specialty Retail — 4.4%
800	Bed Bath & Beyond Inc.†	31,864
15,710	The Home Depot, Inc.	671,445

		703,309

	TOTAL CONSUMER DISCRETIONARY	2,989,707

CONSUMER STAPLES — 9.8%
Beverages — 3.0%
11,820	The Coca-Cola Co.	492,067

Food Products — 2.6%
5,970	Wm. Wrigley Jr. Co.	413,064

Personal Products — 4.2%
14,960	The Gillette Co.	669,909

	TOTAL CONSUMER STAPLES	1,575,040

FINANCIALS — 14.0%
Diversified Financials — 7.1%
10,560	Merrill Lynch & Co., Inc.	631,171
9,120	Morgan Stanley	506,342

		1,137,513

Insurance — 6.9%
6,130	American International Group, Inc.	402,557
8	Berkshire Hathaway Inc., Class A Shares†	703,200

		1,105,757

	TOTAL FINANCIALS	2,243,270

HEALTHCARE — 19.4%
Biotechnology — 11.0%
9,570	Amgen Inc.†	613,916
7,505	Biogen Idec Inc.†	499,908
12,120	Genentech, Inc.†	659,813

		1,773,637

Pharmaceuticals — 8.4%
7,780	Eli Lilly & Co.	441,515
6,630	Johnson & Johnson	420,475
18,160	Pfizer Inc.	488,322

		1,350,312

	TOTAL HEALTHCARE	3,123,949

INDUSTRIALS — 3.0%
Commercial Services and Supplies — 0.2%
1,500	Cendant Corp.	35,070

Industrial Conglomerates — 2.8%
12,200	General Electric Co.	445,300

	TOTAL INDUSTRIALS	480,370

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Shares	Security	Value
INFORMATION TECHNOLOGY — 30.1%
Communications Equipment — 9.7%
33,920	CIENA Corp.†	$113,293
19,950	Cisco Systems, Inc.†	385,035
14,280	Juniper Networks, Inc.†	388,273
48,400	Lucent Technologies Inc.†	181,984
28,400	Motorola, Inc.	488,480

		1,557,065

Computers and Peripherals — 3.8%
14,640	Dell Inc.†	616,930

Internet Software and Services — 3.8%
3,000	Akamai Technologies, Inc.†	39,090
20,900	IAC/InterActiveCorp†	577,258

		616,348

Semiconductor Equipment and Products — 8.9%
22,690	Intel Corp.	530,719
21,750	Texas Instruments Inc.	535,485
12,000	Xilinx, Inc.	355,800

		1,422,004

Software — 3.9%
18,490	Microsoft Corp.	493,868
9,500	Red Hat, Inc.†	126,824

		620,692

	TOTAL INFORMATION TECHNOLOGY	4,833,039

	TOTAL COMMON STOCK
	(Cost — $14,033,358 )	15,245,375

Face Amount
REPURCHASE AGREEMENT — 4.5%
$719,000	UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $719,130; (Fully collateralized by various U.S. Government Agency Obligations, and International Bank for Reconstruction and Development Notes and Bonds, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value — $733,383) (Cost — $719,000)	719,000

	TOTAL INVESTMENTS — 99.4% (Cost — $14,752,358*)	15,964,375
	Other Assets in Excess of Liabilities — 0.6%	92,557

	TOTAL NET ASSETS — 100.0%	$16,056,932

†	Non-income producing security.
*	Aggregate cost for federal income tax purposes is $14,877,077.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2004

ASSETS:
Investments, at value (Cost — $14,752,358)	$15,964,375
Cash	452
Receivable for Fund shares sold	119,607
Dividends and interest receivable	8,242
Receivable from manager	4,014

Total Assets	16,096,690

LIABILITIES:
Administration fee payable	648
Accrued expenses	39,110

Total Liabilities	39,758

Total Net Assets	$16,056,932

NET ASSETS:
Par value of capital shares (Note 4)	$1,371
Capital paid in excess of par value	15,072,341
Undistributed net investment income	2,752
Accumulated net realized loss from investment transactions	(231,549)
Net unrealized appreciation of investments	1,212,017

Total Net Assets	$16,056,932

Net Asset Value — Class I Shares ($16,056,932 ÷ 1,370,658 shares outstanding)	$11.71

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends	$134,222
Interest	4,417

Total Investment Income	138,639

EXPENSES:
Management fee (Note 2)	76,395
Audit and tax fees	27,100
Shareholder communications	23,112
Custody	14,501
Directors’ fees	12,451
Legal	8,501
Administration fee (Note 2)	5,416
Registration fees	501
Transfer agency services	59
Other	2,501

Total Expenses	170,537
Less: Management fee waiver (Note 2)	(61,722)

Net Expenses	108,815

Net Investment Income	29,824

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(82,569)
Net Change in Unrealized Appreciation/Depreciation of Investments	356,833

Net Gain on Investments	274,264

Increase in Net Assets From Operations	$304,088

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

	2004	2003
OPERATIONS:
Net investment income (loss)	$29,824	$(3,405)
Net realized loss	(82,569)	(121,935)
Net change in unrealized appreciation/depreciation	356,833	1,026,170

Increase in Net Assets From Operations	304,088	900,830

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(27,072)	(728)

Decrease in Net Assets From Distributions to Shareholders	(27,072)	(728)

FUND SHARE TRANSACTIONS (NOTE 4):
Proceeds from sale of shares	10,710,090	8,663,218
Net asset value of shares issued for reinvestment of distributions	27,072	728
Cost of shares reacquired	(1,116,075)	(4,360,022)

Increase in Net Assets From Fund Share Transactions	9,621,087	4,303,924

Increase in Net Assets	9,898,103	5,204,026

NET ASSETS:
Beginning of year	6,158,829	954,803

End of year*	$16,056,932	$6,158,829

* Includes undistributed net investment income of:	$2,752	—

See Notes to Financial Statements.

Financial Highlights

For a share of capital stock outstanding throughout each year or period ended December 31:

	Class I
	2004	2003(1)	2002(1)(2)
Net Asset Value, Beginning of Period	$11.67	$8.08	$10.00

Income (Loss) From Operations:
Net investment income (loss)	0.02	(0.01)	0.01
Net realized and unrealized gain (loss)	0.04	3.60	(1.93)

Total Income (Loss) From Operations	0.06	3.59	(1.92)

Less Distributions From:
Net investment income	(0.02)	(0.00)*	—

Total Distributions	(0.02)	(0.00)*	—

Net Asset Value, End of Period	$11.71	$11.67	$8.08

Total Return (3)	0.51%	44.47%	(19.20	)%‡
Net Assets, End of Period (000s)	$16,057	$6,159	$955
Ratios to Average Net Assets:
Expenses (4)(5)	1.00%	1.00%	1.00	%†
Net investment income (loss)	0.28	(0.13)	0.12	†
Portfolio Turnover Rate	8%	33%	8%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period April 30, 2002 (commencement of operations) to December 31, 2002.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived all or a portion of its fees for the years ended December 31, 2004 and 2003, and the period ended December 31, 2002. If such fees were not voluntarily waived, the actual expense ratios would have been 1.57%, 4.73% and 10.76% (annualized), respectively.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Salomon Brothers Variable Large Cap Growth Fund (“Fund”), a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities traded in the over-the-counter market, securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean of the closing bid and asked prices. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(d) Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of the relative daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(f) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. There were no reclassifications made during the current year.

Notes to Financial Statements

(continued)

2.  Management Agreement and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. Prior to February 5, 2004, under the investment management agreement, the Fund paid an investment management fee calculated at the annual rate of 0.75% of the Fund’s average daily net assets. On February 5, 2004, the Board of Directors approved, effective March 1, 2004, a reduction of management fee from an annual rate of 0.75% to an annual rate of 0.70% of the Fund’s average daily net assets.

The Board of Directors approved a subsequent reduction in the management fee, effective August 1, 2004, from an annual rate of 0.70% of the Fund’s average daily net assets, to a fee calculated daily and payable monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $5 billion	0.700%
Next $2.5 billion	0.700%
Next $2.5 billion	0.675%
Over $10 billion	0.650%

During the year ended December 31, 2004, the Fund had a voluntary expense limitation in place of 1.00%, resulting in waived management fees of $61,722. This expense limitation can be terminated at any time by SBAM.

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s administrator. Effective August 1, 2004, the Fund pays an administration fee at an annual rate of 0.05% of the Fund’s average daily net assets up to $5 billion, 0.025% for the next $5 billion, and 0.00% over $10 billion. Prior to August 1, 2004, as compensation for its services, the Fund paid SBFM an administration fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets. The administration fee is calculated daily and paid monthly.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

The Fund has adopted a Rule 12b-1 Distribution Plan for Class II shares. Under the plan, Class II shares of the Fund are subject to a distribution fee of 0.25% of the average daily net assets of that class.

During the year ended December 31, 2004, CGM and its affiliates did not receive any brokerage commissions.

During the year ended December 31, 2004, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

During the year ended December 31, 2004, Citigroup or affiliated entities, held shares of the Fund in non-discretionary nominee accounts on behalf of certain non-affiliated investors.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.  Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$9,728,824

Sales	$856,469

Notes to Financial Statements

(continued)

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,573,004
Gross unrealized depreciation	(485,706)

Net unrealized appreciation	$1,087,298

4.  Capital Stock

At December 31, 2004, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses as discussed in Note 1E.

Transactions in Class I shares were as follows:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Shares sold	939,866	868,827
Shares issued on reinvestment	2,306	71
Shares reacquired	(99,039)	(459,614)

Net Increase	843,133	409,284

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of December 31, 2004, the Fund had not issued any Class II shares.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the years ended December 31, was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$27,072	$728

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,752
Capital loss carryforward	(106,830	)*
Unrealized appreciation	1,087,298	**

Total Accumulated Earnings	$983,220

*	On December 31, 2004, the Fund had a net capital loss carryforward of $106,830 of which $5,882 expires in 2010, $21,173 expires in 2011 and $79,775 expires in 2012. This amount will be available to offset any future taxable capital gains.
**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Notes to Financial Statements

(continued)

6.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Salomon Brothers Variable Series Funds Inc

and Shareholders of Salomon Brothers Variable Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Large Cap Growth Fund (the “Fund”, a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 18, 2005

Additional Information

(unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about Company Directors of the Company and is available by contacting the transfer agent at 1-800-SALOMON.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow; The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); Group Vice President, Mergers & Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave. NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Investment Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management, Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 1999 to 2004)	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Investment Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Executive Vice President	Since 2002	Managing Director of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Robert Feitler CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

John G. Goode CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Peter J. Hable CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Investment Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of CAM (since 2003);

Controller of certain mutual funds associated with Citigroup; Assistant Controller of certain mutual funds associated with Citigroup (from 2002 to 2004); Accounting Manager with CAM (from 1998 to 2002)

				N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.

Important Tax Information

(unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2004.

Record Date	12/27/2004

Payable Date	12/28/2004

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%

Please retain this information for your records.

Salomon Brothers Variable Series Funds Inc

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

Chairman

WILLIAM R. HUTCHINSON

DR. RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

President and Chief

Executive Officer

ANDREW B. SHOUP

Senior Vice President and

Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer

and Treasurer

ALAN J. BLAKE

Executive Vice President

JAMES E. CRAIGE, CFA

Executive Vice President

ROBERT FEITLER

Executive Vice President

VINCENT GAO, CFA

Executive Vice President

JOHN G. GOODE

Executive Vice President

PETER J. HABLE

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

MARK J. MCALLISTER, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

PETER J. WILBY, CFA

Executive Vice President

GEORGE J. WILLIAMSON

Executive Vice President

ANDREW BEAGLEY

Vice President, Chief

Anti-Money Laundering

Compliance Officer and Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and

Chief Legal Officer

Investment Manager

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable Large Cap Growth Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Large Cap Growth Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

399 PARK AVENUE • NEW YORK, NEW YORK 10022	05-7869

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for Salomon Brothers Variable Series Funds Inc were $190,000 and $173,500 for the years ended 12/31/04 and 12/31/03, respectively.

(b)	Audit-Related Fees for Salomon Brothers Variable Series Funds Inc were $0 and $0 for the years ended 12/31/04 and 12/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 12/31/04 and 12/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Salomon Brothers Variable Series Funds Inc were $25,200 and $25,200 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Variable Series Funds Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers Variable Series Funds Inc for the years ended 12/31/04 and 12/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Variable Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were $ 1.39 million; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Variable Series Funds Inc, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03. There were no Other Fees paid by the Salomon Brothers Variable Series Funds Inc.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Variable Series Funds Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc were $3.5 million and $6.4 million for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Salomon Brothers Variable Series Funds Inc’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Accountant to the Salomon Brothers Variable Series Funds Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 9, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 9, 2005